EARNINGS OR LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Disclosure of detailed information of earnings per share [Table Text Block]
	Year Ended December 31,
	2023	2022
Net loss for the year	($135,112)	($114,276)

Weighted average number of shares on issue - basic	282,331,106	263,122,252
Weighted average number of shares on issue - diluted(1)	282,331,106	263,122,252

Loss per share - basic and diluted	($0.48)	($0.43)

(1) For the year ended December 31, 2023, diluted weighted average number of shares excluded 6,984,369 (2022 - 5,579,618) options, 5,000,000 (2022 - 5,000,000) warrants, 1,556,458 restricted and performance share units (2022 - 1,177,594) and 13,888,895 common shares issuable under the 2021 convertible debentures (2022 - 13,888,895) (Note 21(a)) that were anti-dilutive.